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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 21, 2002

                               Saul Centers, Inc.

             (Exact name of registrant as specified in its charter)


           Maryland                    1-12254                  52-1833074
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)          Identification Number)


  7501 Wisconsin Avenue,  Suite 1500,  Bethesda, Maryland           20814
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       (Address of Principal Executive Offices)                   (Zip Code)


                                 (301) 986-6200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 4.       Changes in Registrant's Certifying Accountant.

              On June 21, 2002, the Board of Directors of Saul Centers, Inc. (the "Company"), upon the unanimous recommendation of its Audit Committee, approved the dismissal of Arthur Andersen LLP ("Andersen") as the Company's principal independent accountant and the engagement of Ernst & Young LLP ("Ernst & Young") to serve as the Company's principal independent accountant to audit the Company's financial statements for the year ending December 31, 2002.

              Andersen's reports on the Company's consolidated financial statements for each of the two most recent fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

              During the Company's two most recent fiscal years and through the date hereof, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their reports; and there were no "reportable events," as defined in Item 304(a) (1)
(v) of Regulation S-K.

              The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated June 25, 2002, stating its agreement with such statements.

              During the Company's two most recent fiscal years and through the date hereof, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events required to be disclosed under Items 304(a) (2) (i) and (ii) of Regulation S-K.

Item 7        Financial Statements and Exhibits

(c)           Exhibits

              Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 25, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SAUL CENTERS, INC.

                                   By:   /s/ Scott V. Schneider
                                       ---------------------------
                                       Scott V. Schneider
                                       Senior Vice President and
                                        Chief Financial Officer

Dated:  June 25, 2002



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                                  EXHIBIT INDEX

Exhibit No.                   Description
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    16        Letter from Arthur Andersen to the Securities and Exchange
              Commission dated June 25, 2002



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